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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in Amendment No. 1 to Santa Fe Snyder Corporation's Registration Statement on Form S-3 (333-78265) of our report dated February 10, 1999, included in Snyder Oil Corporation's Annual Report on Form 10-K/A for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.

                                       /s/ ARTHUR ANDERSEN LLP


Fort Worth, Texas
July 7, 1999